1933 Act File No. 333-84624
1940 Act File No. 811-21046

VAN ECK FUNDS, INC.

Supplement dated December 11, 2007 (“Supplement”)
to the Prospectus and Statement of Additional Information
dated May 1, 2007

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck Funds, Inc. (the “Company”) regarding the Mid Cap Value Fund (the “Fund”), a series of the Company. You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Board of Directors of the Company has approved a plan to liquidate the Fund (the “Plan”). Pursuant to the Company’s governing documents and Maryland law, shareholders are not required to approve the Plan. The liquidation of the Fund is expected to take place on December 13, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE
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